Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the attached Statement on Schedule 13D relating to the ordinary shares, NIS 0.01 nominal (par) value per share of Internet Gold-Golden Lines Ltd. is filed on behalf of each of them.


Date: August 3, 2005


                                    /s/Shaul Elovitch
                                    -----------------
                                    Mr. Shaul Elovitch


                                    /s/Yossef Elovitch
                                    ------------------
                                    Mr. Yossef Elovitch


                                    Euronet Communications Ltd.

                                    /s/Shaul Elovitch
                                    -----------------
                                    Name:  Shaul Elovitch
                                    Title:    Chairman


                                    Eurocom Communications Ltd

                                    /s/Shaul Elovitch
                                    -----------------
                                    Name:  Shaul Elovitch
                                    Title:    Chairman


                                    Eurocom Communication Holdings 2005 Ltd.

                                    /s/Shaul Elovitch
                                    -----------------
                                    Name:  Shaul Elovitch
                                    Title:    Chairman




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                                    Eurocom Technologies Management 2005 Ltd.

                                    /s/Shaul Elovitch
                                    -----------------
                                    Name:  Shaul Elovitch
                                    Title:    Chairman


                                    Eurocom Assets Ltd.

                                    /s/Shaul Elovitch
                                    -----------------
                                    Name:  Shaul Elovitch
                                    Title:    Chairman


                                    Eurocom Assets Holdings Ltd.

                                    /s/ Moshe H. Ne'eman
                                    --------------------
                                    Name:  Moshe H. Ne'eman
                                    Title:    Trustee


                                    Eurocom Holdings (1979) Ltd.

                                    /s/Shaul Elovitch
                                    -----------------
                                    Name:  Shaul Elovitch
                                    Title:    Chairman



                                       17